UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802

Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall

125 High Street, Room 1802

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-225-6704

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

NORTHEAST

INVESTORS

TRUST

A NO LOAD FUND

Semi-Annual Report

For the Period Ending

March 31, 2018

Dear Fellow Shareholders:

During the first half of fiscal 2018, Northeast Investors Trust recorded a total return of -2.3%, which compares to the total return of the Bank of America/Merrill Lynch US High Yield Index of -0.5%.

The Trust benefited significantly from its positioning against the risk of rising rates. During this period, the yield on the 10-year benchmark Treasury rose approximately 0.3%, which caused its price to fall approximately 3% and pressured other fixed income investments. In contrast, nearly all of the Trust’s purchases in the last year or so were bonds with short effective maturities which therefore saw a much more muted response to rising interest rates.

The Trust, however, saw significant weakness in the bonds of Cenveo, which movement essentially offset the relative strength mentioned above in the bond portfolio. A few of the Trust’s equity positions were additional detractors from performance, with Energy XXI and Viskase subtracting a combined total of approximately 2% from the Trust’s performance during the period. Both companies’ stocks were arguably pressured in part by announced or possible capital raises, and, particularly in the case of Viskase, we view the price movement as technical rather than fundamental.

Looking forward, we continue to remain relatively defensive against the risk of rising interest rates, which to date have risen again almost as much since the March 31 end of the semi-annual period. Although the rise in yields has removed some of the downside risk in fixed income markets, that increase has been off historically low levels, and our central case is that the risk remains biased toward higher interest rates still. We are also earning ever-higher yields on the shorter-term bonds that we purchase with available cash.

Continuing on that theme, we note that the cash dividend was increased for the November payment in order to comply with federal tax calculations by calendar year end. However, it also was a factor in reducing the payment for the remaining three quarters of our fiscal year (ending September 2018), in order to match distributions to income. Also, the shorter-term bonds in which we have recently concentrated our purchases tend to have a lower yield than do longer-term bonds, which has a further impact. As mentioned above, however, as yields have increased in the last year and, with more interest rate increases forecast, the yields on our new short-term bond purchases have only increased.

In summary, the portfolio retains an unusual profile: an overweighting of shorter-term securities which are traditionally viewed as having relative stability, and then a much smaller but more aggressive portion of the portfolio in eclectic special situations, including equities arising from legacy bond positions. We are hopeful that this so-called “Barbell” approach is prudent and will continue to be effective.

Sincerely,

Bruce H. Monrad

Chairman of the Trustees

May 18, 2018

Historical Information (unaudited)

Fiscal Year Ended Sept. 30	At End of Fiscal Year			Distribution Per Share During Fiscal Year		Average Monthly Net Asset Value
	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain
2008	118,452,760	$5.94	$703,572,671	$0.56	$0.0000	$6.95
2009	154,496,180	5.74	885,806,723	0.44	0.0000	4.57
2010	120,110,979	6.03	723,592,180	0.44	0.0000	5.93
2011	84,950,722	5.52	468,925,715	0.44	0.0000	6.15
2012	99,735,587	6.03	601,338,130	0.41	0.0000	5.86
2013	135,886,143	6.44	875,171,812	0.37	0.0000	6.31
2014	83,921,225	6.48	543,360,576	0.47	0.0000	6.57
2015	69,240,411	4.86	335,875,302	0.43	0.0000	5.63
2016	70,765,064	4.58	323,791,971	0.32	0.0000	4.34
2017	63,155,485	4.82	303,915,087	0.30	0.0000	4.70
2018(a)	57,043,354	4.56	259,568,685	0.15	0.0000	4.71
(a)	Six months ended March 31, 2018

Average Annual Total Return (unaudited)

One year ended March 31, 2018	2.29%
Five years ended March 31, 2018	0.17%
Ten years ended March 31, 2018	3.18%

SEC Yield (unaudited)

Yield calculated as of March 31, 2018:    4.64%

     About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 9/30/2017	Ending Account Value 3/31/2018	Expenses Paid During Period 9/30/2017 - 3/31/2018*
Actual Return -2.31%	1.67%	$1,000.00	$976.89	$8.29
Hypothetical (5% return before expenses)	1.67%	$1,000.00	$1,016.60	$8.40

*	Expenses are equal to the Trust's annualized prior six month expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), and divided by the days in the year (365) to reflect the half-year period.

As a shareholder of the Trust, you incur ongoing costs, which include costs for portfolio management, administrative services and other fund expenses. The above example is intended to help you understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with those of similar mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses based on the Trust’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Fixed Income Portfolio Composition (unaudited)

Maturity Schedule

(% of portfolio)

Under 1 Year	7%
1-5 Years	80%
6-10 Years	12%
11-15 Years	0%
Over 15 Years	1%
Total	100%

Quarterly Portfolio Holdings

Each fiscal quarter-end the Trust is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”). The schedules of portfolio holdings for the second and fourth quarters are incorporated in and filed as part of the semi-annual and annual reports to shareholders. The schedules of portfolio holdings for the first and third quarters are filed with the SEC on Form N-Q. The Trust makes the information on Form N-Q available on its website at www.northeastinvestors.com or upon request.

Shareholders may also access and review information and reports of the Trust, including Form N-Q, at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s website at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-576.

Summary of Net Assets

March 31, 2018 (unaudited)

	Value	% of Net Assets
Corporate Bonds & Notes
Chemicals	$6,557,880	2.53%
Coal	1,050,000	0.40%
Construction & Farming	13,032,500	5.02%
Consumer Discretionary	6,164,455	2.38%
Consumer Finance	20,699,936	7.98%
Drug Stores	2,015,000	0.78%
Electrical Components & Equipment	5,039,540	1.94%
Energy / Natural Resources	10,828,382	4.17%
Hardware	8,455,510	3.26%
Homebuilders	13,132,908	5.06%
Industrial Servicing / Manufacturing	14,372,625	5.54%
Metals & Mining	11,687,038	4.50%
Miscellaneous Manufacturing	24,531,890	9.45%
Oil & Gas Drilling	19,303,125	7.44%
Paper / Forest Products	2,762,500	1.06%
Packaging & Container	6,236,494	2.40%
Pipeline	14,460,135	5.57%
Telecom Equipment	715,500	0.28%
Tobacco	16,071,350	6.19%
Wireless Telecom Service	10,809,140	4.16%

Total Corporate Bonds & Notes	$207,925,908	80.11%
Common and Preferred Stock
Diversified Chemicals	$4,005,070	1.54%
Electrical Utility	3,873,415	1.49%
Energy / Natural Resources	4,513,802	1.74%
Food Processing	9,463,168	3.65%
Metals & Mining	16,052,711	6.19%
Oil & Gas Drilling	75,629	0.03%
Retail Food Chain	2,137,720	0.82%
Transportation	104,797	0.04%

Total Common and Preferred Stock	$40,226,312	15.50%
Total Asset Backed Securities	2,079,153	0.80%
Total Convertible Bonds	9,712,777	3.74%
Total GDP-linked Bond	2,882,970	1.11%
Total Warrants	83,175	0.03%
Total Repurchase Agreement	3,001,843	1.16%

Total Investments	265,912,138	102.45%
Receivables	4,755,474	1.83%

Total Assets	270,667,612	104.28%
Liabilities	(11,098,927)	-4.28%

Total Net Assets	$259,568,685	100.00%

Schedule of Investments (a)

March 31, 2018 (unaudited)

Asset Backed Securities — 0.80% Name of Issuer	Principal	Value (Note B)

Airline Lease — 0.80%
Aircraft Fin Trust, FRN, 2.2566% (1 month LIBOR + 0.48%), 5/15/24	$17,183,083	$2,079,153

Total Asset Backed Securities — (cost—$7,474,641)		$2,079,153

Convertible Bonds — 3.74% Name of Issuer	Principal	Value (Note B)
Energy/Natural Resources — 3.74%
Comstock Resources, Inc. PIK, 7.75%, 4/01/19	$10,848,156	$9,712,777

Total Convertible Bonds — (cost—$10,856,218)		$9,712,777

Corporate Bonds & Notes — 80.11% Name of Issuer	Principal	Value (Note B)
Chemicals — 2.53%
Kraton Polymers, LLC, 10.5%, 4/15/23 (d)	$5,908,000	$6,557,880
Coal — 0.40%
Westmoreland Coal Co., 8.75%, 01/01/22 (d)	3,000,000	1,050,000
Construction & Farming — 5.02%
Southern States Co-op, Inc., 10%, 8/15/21 (d)	13,000,000	13,032,500
Consumer Discretionary — 2.38%
Corporate Risk Holdings, 9.5%, 7/01/19 (d)	5,899,000	6,164,455
Consumer Finance — 7.98%
Credit Acceptance Corp., 6.125%, 2/15/21	10,130,000	10,202,936
First Data Corp., 7%, 12/01/23 (d)	10,000,000	10,497,000

		20,699,936
Drug Stores — 0.78%
Rite Aid Corp., 6.125%, 4/01/23 (d)	2,000,000	2,015,000
Electrical Components & Equipment — 1.94%
Advanced Lighting Technologies PIK, FRN 18%, 6/01/19 (d) (e)	5,039,590	5,039,540
Energy/Natural Resources — 4.17%
American Eagle Energy Corp., 11%, 9/01/19 (b) (d)	15,500,000	170,500
Comstock Resources, Inc., 10%, 3/15/20	3,000,000	3,082,500
RAAM Global Energy Co., 12.5%, 10/01/15 (b) (c)	23,000,000	460,000
Stone Energy Corp., 7.5%, 5/31/22	422,980	430,382
W & T Offshore, Inc., 8.5%, 6/15/19	7,000,000	6,685,000

		10,828,382
Hardware — 3.26%
NCR Corp., 4.625%, 2/15/21	8,498,000	8,455,510

Corporate Bonds & Notes—(continued) Name of Issuer	Principal	Value (Note B)

Homebuilders — 5.06%
Brookfield Residential Properties, Inc., 6.125%, 7/01/22 (d)	$7,211,000	$7,400,289
Taylor Morrison Communities, Inc., 5.25%, 4/15/21 (d)	5,422,000	5,469,009
Tousa, Inc., 9%, 7/01/10 (b) (c)	14,111,000	141,110
Tousa, Inc., 8.25%, 4/01/11 (b) (c)	12,250,000	122,500

		13,132,908
Industrial Servicing / Manufacturing — 5.54%
Clean Harbors, Inc., 5.125%, 6/01/21	4,010,000	4,060,125
XPO Logistics, Inc., 6.5%, 6/15/22 (d)	10,000,000	10,312,500

		14,372,625
Metals & Mining — 4.50%
American Gilsonite Co., PIK 17%, 12/31/21 (d)	6,437,419	7,075,438
International Wire Group, Inc., 10.75%, 8/01/21 (d)	4,880,000	4,611,600

		11,687,038
Miscellaneous Manufacturing — 9.45%
Enpro Industries, Inc., 5.875%, 9/15/22	9,626,000	9,950,878
Gibraltar Industries, Inc., 6.25%, 2/01/21	14,401,000	14,581,012

		24,531,890
Oil & Gas Drilling — 7.44%
Parker Drilling Co., 7.5%, 8/01/20	7,250,000	6,615,625
Tidewater, Inc., 8%, 8/01/22	12,500,000	12,687,500

		19,303,125
Paper/Forest Products — 1.06%
Cenveo Corp., 6%, 8/01/19 (d)	2,250,000	1,012,500
Cenveo Corp., 8.5%, 9/15/22 (d)	25,000,000	1,750,000

		2,762,500
Packaging & Container — 2.40%
Silgan Holdings, Inc., 5%, 4/01/20	6,234,000	6,236,494
Pipeline — 5.57%
Nustar Logistics, LLC, 7.65%, 4/15/18	3,950,000	3,954,937
Targa Resources Partners, 4.125%, 11/15/19	10,479,000	10,505,198

		14,460,135
Telecom Equipment — 0.28%
Nortel Networks LTD, 10.75%, 7/15/16 (b) (c)	23,850,000	715,500
Tobacco — 6.19%
Alliance One International, Inc., 8.5%, 4/15/21 (d)	10,620,000	11,071,350
Vector Group LTD, 6.125%, 2/02/25 (d)	5,000,000	5,000,000

		16,071,350
Wireless Telecom Service — 4.16%
Frontier Communications Corp., 8.125%, 10/01/18	10,700,000	10,809,140

Total Corporate Bonds & Notes — (cost—$272,883,298)		$207,925,908

GDP-linked Bond — 1.11% Name of issuer	Principal	Value (Note B)

Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina's GDP), 12/15/35 (b)	$34,386,574	$2,882,970

Total GDP-linked Bonds — (cost—$1,423,421)		$2,882,970

Common and Preferred Stock — 15.50% Name of issuer	Number of Shares	Value (Note B)
Diversified Chemicals — 1.54%
NL Industries, Inc. (b)	510,200	$4,005,070
Electrical Components & Equipment — 0.00%
Advanced Lighting Technologies PFD (b) (e)	104,947	0
Electrical Utility — 1.49%
Homer City Holdings, LLC (b) (f)	221,338	3,873,415
Energy / Natural Resources — 1.74%
Energy XXI Gulf Coast, Inc. (b)	792,051	3,041,476
SilverBow Resources, Inc. (b)	5,058	147,188
Stone Energy Corp. (b)	35,718	1,325,138

		4,513,802
Food Processing — 3.65%
Viskase Cos., Inc. (b)	3,052,635	9,463,168
Metals & Mining — 6.19%
American Gilsonite (b) (f)	15,980	7,990,000
American Zinc Recycling, LLC (b) (f)	14,659	8,062,450
Ormet Corp. (b)	372,638	261

		16,052,711
Oil & Gas Drilling — 0.03%
Key Energy Services, Inc. (b)	6,453	75,629
Retail Food Chain — 0.82%
Romacorp, Inc. (b) (e) (f)	82,220	2,137,720
Transportation — 0.04%
Groupe Eurotunnel SA	7,349	104,797

Total Common and Preferred Stock — (cost—$68,569,545)		$40,226,312

Warrants — 0.03% Name of issuer	Number of Shares	Value (Note B)
Energy XXI Gulf Coast, Inc., DTD 1/10/17 @ $43.66 expiration 12/30/21 (b)	22,515	$675
Jack Cooper Enterprises, Inc., DTD 12/30/17 @ $0.01 expiration 12/30/27 (b)	16,500	82,500

Total Warrants — (cost—$1,086,060)		$83,175
Repurchase Agreement — 1.16%
State Street Bank & Trust Co. 0.65% dated 3/29/2018, to be repurchased at $3,002,060 on 04/02/2018 (g)
Total Repurchase Agreement — (cost—$3,001,843)		$3,001,843

Total Investments — 102.45% (cost—$365,295,026)		$265,912,138

Net Other Assets and Liabilities — (2.45%)		$(6,343,453)

Net Assets — 100%		$259,568,685

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)	Non-income producing security.
(c)	Security is in principal default.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $98,229,561 which represents 37.84% of total net assets. These securities are generally deemed liquid.
(e)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of March 31, 2018 was $7,177,260 which represents 2.77% of total net assets.
(f)	All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of March 31, 2018 was $22,063,585 which represents 8.50% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/13/2014	$5,273,400
American Zinc Recycling, LLC	7/19/2012 - 9/30/2016	$8,474,521
Homer City Holdings, LLC	4/6/2017	$588,216
Romacorp, Inc.	11/15/2006	$4,118,756

(g)	Collateralized by $3,005,073 of US Treasury Notes 2.25% due 11/15/2024; $57,431 of US Treasury Notes 2.00% due 02/15/2025

PIK	Payment in Kind
FRN	Floating Rate Note - rates reflected are as of March 31, 2018
PFD	Preferred Security

The accompanying notes are an integral part of the financial statements.

Statement of Assets

and Liabilities (unaudited)

March 31, 2018

Assets
Investments—at market value (cost $362,293,183)	$262,910,295
Repurchase agreement—at market value (cost $3,001,843)	3,001,843
Receivable for interest	4,542,337
Receivable for shares sold	54,201
Escrow Receivable	158,936

Total Assets	270,667,612

Liabilities
Payable for investments purchased	10,555,694
Payable for trustee fees	312,133
Accrued expenses	178,100
Payable for shares repurchased	53,000

Total Liabilities	11,098,927
Net Assets	$259,568,685

Net Assets Consist of:
Capital, at a $1.00 par value	$57,043,354
Paid in surplus	650,567,396
Distribution in excess of net investment income	(513,684)
Accumulated net realized loss on investments	(348,145,493)
Net unrealized depreciation of investments	(99,382,888)

Net Assets	$259,568,685

Net Asset Value, offering price and redemption price per share ($259,568,685/57,043,354 shares)	$4.56

The accompanying notes are an integral part of the financial statements.

     Statement of Operations (unaudited)

Six Months Ended March 31, 2018

Investment Income
Interest	$8,056,735
Dividends	16,000
Other Income	15,183

Total Income	8,087,918

Expenses
Administrative expenses and salaries	892,993
Trustee fees	659,165
Legal fees	191,200
Interest expense	133,913
Computer and related expenses	90,550
Commitment fees	82,819
Auditing fees	72,800
Printing, postage and stationery fees	49,400
Custodian fees	31,850
Registration and filing fees	30,750
Transfer Agent Fees	23,225
Insurance	21,840
Telephone	7,280
Other expenses	41,600

Total Expenses	2,329,385

Net Investment Income	5,758,533

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	(543,363)
Change in unrealized appreciation (depreciation) of investments	(11,843,660)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,628,490)

The accompanying notes are an intergral part of the financial statements.

Statements of Changes

in Net Assets

	Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30, 2017
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$5,758,533	$19,428,660
Net realized gain (loss) from investment transactions	(543,363)	(83,935,306)
Change in unrealized appreciation (depreciation) of investments	(11,843,660)	100,870,185

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,628,490)	36,363,539

Distributions to Shareholders from Net Investment Income	(8,740,163)	(20,046,944)
From Net Trust Share Transactions—(See Note D)	(28,977,749)	(36,193,479)

Total Increase (Decrease) in Net Assets	(44,346,402)	(19,876,884)

Net Assets:
Beginning of Period	303,915,087	323,791,971

End of Period	$259,568,685	$303,915,087

Distribution in excess of Net Investment Income/Undistributed Net Investment Income	$(513,684)	$1,621,688

The accompanying notes are an integral part of the financial statements.

     Financial Highlights

	Six Months Ended March 31, 2018		Year Ended September 30,
Per Share Data	(unaudited)		2017	2016	2015	2014	2013
Net Asset Value:
Beginning of Period	$4.82		$4.58	$4.86	$6.48	$6.44	$6.03

Income From Investment Operations:
Net investment income^	0.10		0.28	0.33	0.37	0.46	0.40
Net realized and unrealized gain (loss) on investment	–0.21		0.26	–0.29	–1.56	0.05	0.38

Total from investment operations	–0.11		0.54	0.04	–1.19	0.51	0.78

Less Distributions:
Net investment income	–0.15		–0.30	–0.32	–0.43	–0.47	–0.37

Net Asset Value:
End of Period	$4.56		$4.82	$4.58	$4.86	$6.48	$6.44

Total Return#	–2.31%		11.78%	1.30%	–19.12%	8.06%	13.17%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$259,569		$303,915	$323,792	$335,875	$543,361	$875,172
Ratio of operating expenses to average net assets*	1.67	%~	1.52%	1.60%	1.27%	0.98%	0.96%
Ratio of interest expense to average net assets	0.16	%~	0.13%	0.29%	0.18%	0.10%	0.03%
Ratio of net investment income to average net assets	4.14	%~	5.98%	7.66%	6.50%	6.94%	6.26%
Portfolio turnover rate	21.89%		61.33%	3.52%	7.72%	29.34%	20.88%

*	Includes Interest Expense when applicable

^	Calculated using the Average Share Method

#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

~	Annualized

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The primary objective of the Trust is the production of income. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

Note B–Significant Accounting Policies

Valuation of Investments:  The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used instead of last quoted sales price if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on expert analysis of market data and other factors such as last sale, dealer bids, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities fair valued on March 31, 2018 was $7,177,260, which represents 2.77% of net assets.

Federal Income Taxes:  It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

Notes to Financial Statements (unaudited) (continued)

The Trust has reviewed the tax positions for the open tax years as of September 30, 2017 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes:  Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value:  In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income:  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions:  Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates and Basis of Accounting:  The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk:  Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Note C–Trustees’ Compensation

Trustees’ compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. For the six months ended March 31, 2018 the current Independent Trustees were aggregately paid $60,000 from the Trustee fees.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on March 31, 2018 was 5,982,307 shares (10.49%).

Notes to Financial Statements (unaudited) (continued)

Administrative Expenses & Salaries:  Northeast Investors Trust incurs salary and administrative expenses which includes such expenses for personnel performing transfer agent and dividend disbursement related functions and other administrative functions of the Trust.

Note D–Shares of Beneficial Interest

At March 31, 2018, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
Shares Sold	1,505,436	$7,108,367	24,050,689	$113,401,031
Shares issued to shareholders in reinvestment of distributions from net investment income	1,297,601	6,000,658	3,011,318	14,142,492

	2,803,037	$13,109,025	27,062,007	$127,543,523

Shares redeemed	(8,915,168)	(42,086,774)	(34,671,586)	(163,737,002)

Net Increase (Decrease)	(6,112,131)	$(28,977,749)	(7,609,579)	$(36,193,479)

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $62,786,520 and $87,183,872 respectively, for the six months ended March 31, 2018.

Note F–Line of Credit

The Trust’s line of credit, which does not require maintenance of compensating balances, is generally on a demand basis and is at a rate equal to the applicable margin (1.25%) plus the higher of (a) the Federal Funds Rate or (b) the one-month LIBOR Rate during the period in which such loan is outstanding. At March 31, 2018 the Trust has an unused line of credit amounting to $75,000,000. The Trust pays a commitment fee of 0.20% on the unused portion of the line of credit when the loan balance is equal to or greater than $45,000,000 and otherwise pays 0.25%. The line of credit may be terminated at the bank’s option at its annual renewal date, on January 11, 2019.

The following information relates to aggregate short-term borrowings during the six months ended March 31, 2018:

Average amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding during the period)	$10,506,350
Weighted average interest rate	2.78%

Note G–Repurchase Agreement

On a daily basis, the Trust invests cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. There was a repurchase agreement of $3,001,843 on March 31, 2018.

Notes to Financial Statements

(unaudited) (continued)

Note H–Additional Tax Information

The amount of distributions paid during the six months ended March 31, 2018 was $8,740,163 and was $20,046,944 for September 30, 2017, both were classified as ordinary income.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”) was enacted to update some of the federal income and excise tax rules related to regulated investment companies. The RIC Mod Act allows new capital losses to be carried forward indefinitely rather than for a maximum of eight years. The capital losses also now retain the character of the original loss rather than be carried forward as short-term losses as under previous law. The provisions of the RIC Mod Act are effective for taxable years beginning after December 22, 2010. Losses incurred during these years (Post-RIC Mod Act) will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result the Pre-RIC Mod Act capital loss carryforwards may expire unused. The Trust’s expired unused 2017 Pre-RIC Mod Act capital loss carryforward of $100,070,501 is reflected in paid in surplus. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in future periods.

The difference between book and tax basis cost of investments and net unrealized gains (losses) is primarily attributable to accretion and amortization differences.

As of September 30, 2017 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Net Investment Income	$3,236,207
Capital Loss Carryfoward Pre-RIC Mod Act:
2018	(15,862,511)
2019	(159,796,299)

Total Capital Loss Carryfoward Pre-RIC Mod Act:	(175,658,810)
Capital Loss Carryfoward Post-RIC Mod Act:	(86,746,995)
Timing Differences	(1,649,352)
Unrealized gains (losses)—net	(188,171,056)

Total distributable earnings (losses)—net	$(448,990,006)

At March 31, 2018 the Trust's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$368,567,378
Gross unrealized gain	11,013,505
Gross unrealized loss	(113,668,745)

Net unrealized security gain (loss)	$(102,655,240)

Note I–Fair Value Measurements

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the

Notes to Financial Statements (unaudited) (continued)

fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust's investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs including the Trust's own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company's financial statements or other documents.

The following table summarized the Trust's investment as of March 31, 2018 based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total as of 3/31/2018
Corporate Bonds & Notes	$—	$202,886,368	$5,039,540	$207,925,908
Common and Preferred Stock	$8,519,133	$29,569,459	$2,137,720	$40,226,312
Convertible Bonds	$—	$9,712,777	$—	$9,712,777
Foreign Bonds	$—	$2,882,970	$—	$2,882,970
Asset Backed Security	$—	$2,079,153	$—	$2,079,153
Repurchase Agreement	$—	$3,001,843	$—	$3,001,843
Warrants	$675	$82,500	$—	$83,175

	$8,519,808	$250,215,070	$7,177,260	$265,912,138

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. For the six months ended March 31, 2018, there was one transfer from Level 3 to Level 2 due to increased observable inputs. There were no other transfers recognized during the period.

At March 31, 2018, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds & Notes	Common and PFD Stock	Warrants	Totals as of 3/31/2018
Beginning Balance @ 9/30/17	$4,658,786	$2,055,500	$285,688	$6,999,974
Purchases	$587,260	$—	$—	$587,260
Sales	$(317,959)	$—	$—	$(317,959)
Realized Gain(Loss)	$317,959	$—	$—	$317,959
Net Change in Unrealized Appreciation/(Depreciation)	$(206,506)	$82,220	$(203,188)	$(327,474)
Transfers into Level 3 from Level 2	$—	$—	$—	$—
Transfers out of Level 3 to Level 2	$—	$—	$(82,500)	$(82,500)

Ending Balance @ 03/31/2018	$5,039,540	$2,137,720	$—	$7,177,260

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Gain/(Loss) for Positions Still Held at March 31, 2018
Corporate Bonds & Notes	$(20,761)
Common & Preferred Stock	$82,220
Warrants	$—

Totals	$61,459

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3. The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of March 31, 2018:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input(1)
Corporate Bonds & Notes
Electrical Components & Equipment	$5,039,540	Recent Transaction Price(2)	not applicable	not applicable	not applicable
Common and Preferred Stock
Retail Food Chains	$2,137,720	Market Comparable(3)	Revenue Multiple	0.60x - 1.01x	Increase
			Private Company
			Discount	10%	Decrease

	$7,177,260

(1)

This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	Earnings multiples are based on comparable companies and transactions of comparable companies.

(3)

Certain securities are values based on recent transactions (generally within six months of valuation date). In some cases, the fair balue may be based on a pending transaction expected to occur after the valuation date.

Note J–Other

In the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be minimal.

     Trustees & Officers

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Peter J. Blampied, George P. Beal, and Charles R. Daugherty. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Suite 1802, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service*	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
AFFILIATED TRUSTEES AND FUND OFFICERS
Ernest E. Monrad# Age: 87 Years of Service: 56	Trustee	Trustee of Northeast Investors Trust; Director and Chairman of Sippican Capital Advisors
Bruce H. Monrad# Age: 56 Years of Service: 24	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 61 Years of Service: 30	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors
David A. Randall Age: 51 Years of Service: 17	Chief Compliance Officer	Officer of Northeast Investors Trust

INDEPENDENT TRUSTEES
Peter J. Blampied Age: 75 Years of Service: 17	Trustee	Director of A.W. Perry, Inc.
George P. Beal Age: 64 Years of Service: 13	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 64 Years of Service: 13	Trustee	Managing Partner, Stanwich Advisors, LLC

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.
#	Ernest E. Monrad and Bruce H. Monrad are father and son respectively.

Trustees

Ernest E. Monrad	Bruce H. Monrad
Peter J. Blampied	George P. Beal
Charles R. Daugherty

Officers

Bruce H. Monrad, Chairman

Gordon C. Barrett, Executive Vice President & Chief Financial Officer

David A. Randall, Vice President & Chief Compliance Officer

Chapin P. Mechem, Vice President

Matthew D. Fratolillo, Vice President

Joseph R. Morrison, Vice President

Nancy A. Holler, Assistant Vice President

Custodian

State Street Bank & Trust Co.

1 Iron Street

Boston, Massachusetts 02110

Transfer Agent

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com/media/proxyvotestrust.txt, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

(800) 225-6704

The share price for Northeast Investors Trust is made available at www.northeastinvestors.com or by calling 800-225-6704.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a vote of Security Holders.

The registrant has not changed its policies in regard to nominees for Trustee.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act, have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)	There was no change in the internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	99.CERT - Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)	99.906CERT - A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northeast Investors Trust

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)

Date: June 1, 2018

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)

Date: June 1, 2018

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: June 1, 2018